EXHIBIT 10.13

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER, dated as of May 23, 1996 (this "Agreement"), between Remington Products Company, a Delaware general partnership (the "Partnership"), and Remington Products Company, L.L.C., a Delaware limited liability company (the "Company").

                                   WITNESSETH:

     WHEREAS, the Company desires to acquire the properties and other assets, and to assume all of the liabilities and obligations, of the Partnership by means of a merger of the Partnership with and into the Company;

     WHEREAS, the Partnership and the Company now desire to merge (the "Merger"), following which the Company shall be the surviving limited liability company;

     WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. ss.18-101, et seq. (the "Act"), authorizes the merger of a Delaware general partnership with and into a Delaware limited liability company;

     WHEREAS, all of the partners of the Partnership, have approved this Agreement and the consummation of the Merger;

     WHEREAS, all of the members of the Company, have approved this Agreement and the consummation of the Merger;

     NOW THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   THE MERGER

     SECTION 1.01. The Merger.

     (a) On May 23, 1996, after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, as the Partners and the Members shall determine, the Company, which shall be the surviving limited liability company, shall merge with the Partnership and shall file a certificate of merger substantially in the form of Exhibit 1 hereto (the "Certificate of Merger") with the Secretary of State of the State of Delaware and make all other filings or recordings required by Delaware law in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger or at such future effective date or time as is specified in the Certificate of Merger (the "Effective Time").


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     (b) At the Effective Time, the Partnership shall be merged with and into the Company, whereupon the separate existence of the Partnership shall cease, and the Company shall be the surviving limited liability company of the Merger (the "Surviving Company") in accordance with Section 18-209 of the Act.

     SECTION 1.02. Exchange of Interests. At the Effective Time, each general partnership interest in the Partnership of each Person that is a partner of the Partnership outstanding immediately prior to the Effective Time shall be cancelled in exchange for the membership interests of such Person as set forth in the Limited Liability Company Agreement (as defined herein).

                                   ARTICLE II

            THE SURVIVING COMPANY LIMITED LIABILITY COMPANY AGREEMENT

     The limited liability company agreement of the Company in effect at the Effective Time (the "Limited Liability Company Agreement") shall be the limited liability company agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law. The name of the Surviving Company shall be Remington Products Company, L.L.C.

                                   ARTICLE III

                        TRANSFER AND CONVEYANCE OF ASSETS
                          AND ASSUMPTION OF LIABILITIES

     SECTION 3.01. Transfer, Conveyance and Assumption. At the Effective Time, the Company shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of the Partnership, and all of the assets and property of whatever kind and character of the Partnership shall vest in the Company without further act or deed; thereafter, the Company, as the Surviving Company, shall be liable for all of the liabilities and obligations of the Partnership, and any claim or judgment against the Partnership may be enforced against the Company, as the Surviving Company, in accordance with Section 18-209 of the Act.

     SECTION 3.02. Further Assurances. If at any time the Company shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Company the title to any property or right of the Partnership, or otherwise to carry out the provisions hereof, the proper representatives of the Partnership as of the Effective Time shall execute and deliver any and all proper deeds, assignments, and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Company, and otherwise to carry out the provisions hereof.


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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to the Partnership that:

     SECTION 4.01. Limited Liability Company Existence and Power. The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

     SECTION 4.02. Limited Liability Company Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on its part. This Agreement constitutes a valid, binding and enforceable agreement of the Company.

     SECTION 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger by the Company require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than the filing of the Delaware Certificate of Merger in accordance with the Act.

     SECTION 4.04. No Violation. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (i) violate the limited liability company agreement of the Company, (ii) violate any provision of any law, rule or regulation applicable to the Company, (iii) breach, or result in a default under, any existing obligation of the Company under any provision of any agreement, contract or other instrument to which the Company is a party or by which it or its property is bound or (iv) breach or otherwise violate any existing obligation of the Company under any court or administrative order, writ, judgment or decree that names the Company and is specifically directed to it or its property.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                               OF THE PARTNERSHIP

     The Partnership represents and warrants to the Company that:

     SECTION 5.01. Partnership Existence and Power. The Partnership is a general partnership duly formed and validly existing under the laws of the State of Delaware.


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     SECTION 5.02. Partnership Authorization. The execution, delivery and performance by the Partnership of this Agreement and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all necessary partnership action on its part. This Agreement constitutes a valid, binding and enforceable agreement of the Partnership.

     SECTION 5.03. Governmental Authorization. The execution, delivery and performance by the Partnership of this Agreement and the consummation of the Merger by the Partnership require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than the filing of the Certificate of Merger in accordance with the Act.

     SECTION 5.04. No Violation. The execution, delivery and performance by the Partnership of this Agreement and the consummation by the Partnership of the transactions contemplated hereby do not and will not (i) violate the partnership agreement of the Partnership, (ii) violate any provision of any law, rule or regulation applicable to the Partnership, (iii) breach, or result in a default under, any existing obligation of the Partnership under any provision of any agreement, contract or other instrument to which the Partnership is a party or by which it or its property is bound or (iv) breach or otherwise violate any existing obligation of the Partnership under any court or administrative order, writ, judgment or decree that names the Partnership and is specifically directed to it or its property.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

     SECTION 6.01. Conditions to the Obligations of Each Party. The obligations of the Company and the Partnership to consummate the Merger are subject to the satisfaction of the following conditions as of the Effective Time:

          (i) no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Merger;

          (ii) all actions by or in respect of or filings with any governmental body, agency, official or authority required to permit the consummation of the Merger shall have been obtained; and

          (iii) the conditions to closing contained in Article III of the Reorganization Agreement, dated as of May 1, 1996, by and among RPI Corp. (formerly known as Remington Products, Inc.), Victor K. Kiam, II, Vestar Shaver Corp. (formerly known as Vestar/Remington Corp.) and Vestar Equity Partners, L.P. shall have been satisfied or waived by the party entitled to waive such condition.


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                                   ARTICLE VII

                                   TERMINATION

     SECTION 7.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time:

          (i) by mutual written consent of the Partners, on behalf of the Partnership, and the Members, on behalf of the Company; or

          (ii) by the Partners, on behalf of the Partnership, or the Members, on behalf of the Company, if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree enjoining the Partnership or the Company from consummating the Merger is entered and such judgment, injunction, order or decree shall become final and nonappealable.

     SECTION 7.02. Effect of Termination. If this Agreement is terminated pursuant to Section 7.01, this Agreement shall become void and of no effect with no liability on the part of either party hereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.01. Authorized Person. Allen S. Lipson, Vice President of the Company, shall be authorized, at such time in his sole discretion as he deems appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Company and, to the extent necessary, the members of the Company, the partners of the Partnership and the Partnership, any and all documents and instruments including, without limitation, the Certificate of Merger, and shall do and perform any and all acts required by applicable law that Allen S. Lipson, as an "authorized person" within the meaning of the Act, deems necessary or advisable, in order to effectuate the Merger.

     SECTION 8.02. Amendments; No Waivers.

     (a) Any provision of this Agreement may, subject to applicable law, be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed by the Members, on behalf of the Company, and by the Partners, on behalf of the Partnership.


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     (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 8.03. Integration. All prior or contemporaneous agreements, contracts, promises, representations and statements, if any, between the Partnership and the Company, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between the Partnership and the Company with respect to the subject matter hereof.

     SECTION 8.04. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

     SECTION 8.05. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws.

     SECTION 8.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

     SECTION 8.07. Authorization of Merger; Amendment of Partnership Agreement. Notwithstanding any provision to the contrary contained in the Amended and Restated Partnership Agreement of the Partnership, dated as of August 1, 1992, by and between Remington Products, Inc. and Remsen Partners, as amended by the Amendment to the Partnership Agreement of the Partnership, dated as of October 1, 1993, by and between Remington Products, Inc. and Remsen Partners (as amended, the "Partnership Agreement"), by the execution of this Agreement by each of the partners of the Partnership, the Merger is hereby approved by all necessary partnership action on the part of the Partnership. Any provision of the Partnership Agreement to the contrary is hereby deemed amended to comply with the provisions of this Agreement by the unanimous written consent of the partners of the Partnership.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

                           REMINGTON PRODUCTS COMPANY

                           By:     RPI Corp.

                                   By:  /s/ Victor K. Kiam, II
                                        -------------------------
                                        Name: Victor K. Kiam, II
                                        Title:   Chairman


                           By:     Vestar Shaver Corp.

                                   By:  /s/ Steven M. Silver
                                        -------------------------
                                        Name: Steven M. Silver
                                        Title: Secretary


                           By:     Vestar Razor Corp.

                                   By:  /s/ Steven M. Silver
                                        -------------------------
                                        Name: Steven M. Silver
                                        Title: Secretary


                           REMINGTON PRODUCTS COMPANY, L.L.C.


                           By:  /s/ Allen S. Lipson
                              -----------------------
                                Name: Allen S. Lipson
                                Title: Vice President


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